UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 18, 2022

VICI Properties Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-38372	81-4177147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

535 Madison Avenue, 20th Floor

New York, New York 10022

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 949-4631

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	VICI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐     Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

Rent Collections Update

As of April 18, 2022, all of the tenants of VICI Properties Inc., a Maryland corporation (the “Company”), have fulfilled their rent obligations in full for the months of January, February, March and April 2022.

The Company’s Balance Sheet Information as of March 31, 2022

The following table sets forth management’s preliminary estimates of certain balance sheet information of the Company, as of March 31, 2022:

($ in thousands)	As of March 31, 2022 (Preliminary and Unaudited)
Total assets	$21,741,321
Total liabilities	$6,257,535
Total stockholders’ equity	$15,483,786

The Company’s management has prepared the above preliminary estimates of certain balance sheet information as of March 31, 2022 in good faith based upon the most recent information available to management from the Company’s internal reporting procedures as of the date of this Current Report. The estimated amounts set forth herein are preliminary, unaudited and subject to further completion, reflect the Company’s current good faith estimates, are subject to additional financial closing procedures and may be revised as a result of management’s further review of the Company’s financial condition. The Company and its auditors have not completed their normal quarterly review for the three months ended March 31, 2022, and there can be no assurance that the Company’s balance sheet information will not differ from these estimates. Any such changes could be material. During the course of the preparation of the Company’s consolidated financial statements and related notes as of and for the three months ended March 31, 2022, the Company may identify items that would require it to make material adjustments to the preliminary information presented above.

The Company expects to publicly report its final consolidated financial statements and related notes as of and for the three months ended March 31, 2022 in May 2022. Actual reported balance sheet information may differ materially from the estimates above. Accordingly, investors should not place undue reliance on these preliminary estimates. These estimates should not be viewed as a substitute for full interim financial statements prepared in accordance with GAAP.

The information included in this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

Expected Closing Date of MGP Transactions

As previously disclosed, on August 4, 2021, the Company, MGM Growth Properties LLC, a Delaware limited liability company (“MGP”), MGM Growth Properties Operating Partnership LP, a Delaware limited partnership (“MGP OP”), VICI Properties L.P., a Delaware limited partnership (“VICI LP”), Venus Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of VICI LP (“REIT Merger Sub”), VICI Properties OP LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of the Company (“VICI OP”), and MGM Resorts International, a Delaware corporation (“MGM”), entered into a definitive Master Transaction Agreement (the “Master Transaction Agreement”). Upon the terms and subject to the conditions set forth in the Master Transaction Agreement, prior to or on the closing date under the Master Transaction Agreement, the Company will contribute its interest in VICI LP to VICI OP, which will serve as a new operating company for the Company. Following the contribution transaction, MGP will merge with and into REIT Merger Sub, with REIT Merger Sub surviving the merger (the “REIT Merger”). Immediately following consummation of the REIT Merger, REIT Merger Sub will distribute the interests of the general partner of MGP OP to VICI LP and, immediately following such distribution, REIT Merger Sub will merge with and into MGP OP, with MGP OP surviving the merger (together with the REIT Merger, the “Mergers”).

As of April 15, 2022, all conditions to closing of the Company’s pending acquisition of MGP and the other transactions pursuant to the Master Transaction Agreement have been satisfied or waived (other than those that by their nature or terms are to be satisfied at the closing or, with respect to the condition related to the performance of covenants, if the failure of such condition is as a result of an event, circumstance, effect or development occurring on or after April 15, 2022), and the Company currently expects the MGP Transactions to close on or about April 29, 2022, or otherwise within the marketing period pursuant to the Master Transaction Agreement and no later than May 31, 2022.

Financial Information of MGP and MGP OP

The Company is filing this Current Report on Form 8-K, among other things, to provide certain financial information with respect to the proposed Mergers. Specifically, this Current Report on Form 8-K provides: (1) the audited consolidated financial statements of MGP and MGP OP as of December 31, 2021 and 2020 and for the years ended December 31, 2021, 2020 and 2019, attached hereto as Exhibit 99.1 and incorporated herein by reference, and (2) the Company’s unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2021, relating to the proposed Mergers, the other transactions contemplated by the Master Transaction Agreement and certain other pending or recently closed transactions, attached hereto as Exhibit 99.2 and incorporated herein by reference. Such unaudited pro forma condensed combined financial statements have been prepared on the basis of certain assumptions and estimates and are subject to other uncertainties and do not purport to reflect what the actual results of operations or financial condition of the combined company would have been had the Mergers been consummated on the dates assumed for purposes of such pro forma financial statements or to be indicative of the financial condition or results of operations of the combined company as of or for any future date or period. For further information, see Exhibit 99.2. The information in Exhibit 99.1 was provided by MGP and MGP OP.

Financial Information of VICI LP

VICI LP is disclosing certain financial and related information. VICI LP is a wholly owned subsidiary of the Company. Specifically, this Current Report on Form 8-K provides: (1) the audited consolidated financial statements of VICI LP as of December 31, 2021 and 2020 and for the years ended December 31, 2021, 2020 and 2019, attached hereto as Exhibit 99.3 and incorporated herein by reference, and (2) management’s discussion and analysis of financial condition and results of operations of VICI LP as of December 31, 2021 and 2020 and for the years ended December 31, 2021, 2020 and 2019, attached hereto as Exhibit 99.4 and incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act with respect to the proposed transaction described herein, including statements regarding the anticipated benefits of the transaction and the anticipated closing date of the transaction. These forward-looking statements generally are identified by the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on our current plans, expectations and assumptions and, as a result, are subject to risks and uncertainties.

Currently, one of the most significant factors that could cause actual outcomes to differ materially from our forward-looking statements is the impact of the COVID-19 pandemic on the Company’s, MGP’s and each company’s respective tenants’ financial condition, results of operations, cash flows and performance. The extent to which the COVID-19 pandemic continues to adversely affect each company’s tenants, and ultimately impacts each company’s business, financial condition, results of operations, cash flows and performance depends on future developments which cannot be predicted with confidence. Many additional factors could cause actual future events and results to differ materially from the forward-looking statements, including but not limited to: (i) the possibility that conditions to the closing of the proposed transaction are not satisfied or waived at all or on the anticipated timeline, (ii) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction, (iii) the risk that MGP’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected, (iv) unexpected costs or liabilities relating to the proposed transaction, (v) litigation relating to the proposed transaction that has and could in the future be instituted against the Company or MGP or their respective directors or officers and the resulting expense or delay, (vi) the risk that disruptions caused by or relating to the proposed transaction will harm the Company’s or MGP’s business, including current plans and operations, (vii) the ability of the Company or MGP to retain and hire key personnel, (viii) potential adverse reactions by tenants or other business partners or changes to business relationships, including joint ventures, resulting from the announcement or completion of the proposed transaction, (ix) risks relating to the market value of the Company’s common stock to be issued in the proposed transaction, (x) risks associated with third-party contracts containing consent and/or other provisions that may be triggered by the proposed transaction, (xi) risks related to debt securities or other long-term debt incurred in connection with the closing of the proposed transaction, including increases in interest rates from expectations, (xii) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or government policies and actions intended to protect the health and safety of individuals or government policies or actions intended to maintain the functioning of national or global economies and markets, (xiii) general economic and market developments and conditions, including low consumer confidence, unemployment levels and depressed real estate prices resulting from the severity and duration of any downturn in the U.S. or global economy, (xiv) restrictions during the pendency of the proposed transaction or thereafter that may impact the Company’s or MGP’s ability to pursue certain business opportunities or strategic transactions, (xv) either company’s ability to maintain its status as a real estate investment trust for U.S. federal income tax purposes, and (xvi) the occurrence of any event, change or other circumstances that could give rise to the termination of the Master Transaction Agreement relating to the proposed transaction. The foregoing list of factors is not exhaustive. Each of the foregoing could have a material adverse effect on our tenants’ ability to satisfy their obligations under their leases with us, including their continued ability to pay rent in a timely manner, or at all, and/or to fund capital expenditures or make other payments required under their leases. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Investors are cautioned to interpret many of the risks identified in the “Risk Factors” section of these filings as being heightened as a result of the ongoing and numerous adverse impacts of the COVID-19 pandemic. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. The Company gives no assurance that it will achieve its expectations.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses to be Acquired

The audited consolidated financial statements of MGP and MGP OP as of December 31, 2021 and 2020 and for the years ended December 31, 2021, 2020 and 2019 are filed herewith as Exhibit 99.1 and incorporated in this Item 9.01(a) by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of the Company as of and for the year ended December 31, 2021, giving effect to the Mergers, the other transactions contemplated by the Master Transaction Agreement and certain other pending or recently closed transactions, are filed herewith as Exhibit 99.2 and incorporated in this Item 9.01(b) by reference.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP for MGM Growth Properties LLC

23.2	Consent of Deloitte & Touche LLP for MGM Growth Properties Operating Partnership LP

23.3	Consent of Deloitte & Touche LLP for VICI Properties L.P.

99.1	Audited consolidated financial statements of MGM Growth Properties LLC and MGM Growth Properties Operating Partnership LP as of December 31, 2021 and 2020 and for the years ended December 31, 2021, 2020 and 2019

99.2	Unaudited pro forma condensed combined financial statements of VICI Properties Inc. as of and for the year ended December 31, 2021

99.3	Audited consolidated financial statements of VICI Properties L.P. as of December 31, 2021 and 2020 and for the years ended December 31, 2021, 2020 and 2019

99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations of VICI Properties L.P.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICI PROPERTIES INC.

Date: April 18, 2022	By:	/s/ Samantha S. Gallagher
Samantha S. Gallagher
Executive Vice President, General Counsel and Secretary